SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 5, 2005


                        ICY SPLASH FOOD & BEVERAGE, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


         NEW YORK                      0-26155                11-3329510
         --------                      -------                ----------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


535 WORTMAN AVENUE, BROOKLYN, NEW YORK                            11208
--------------------------------------                            -----
(Address of principal executive offices)                        (Zip Code)


                                 (718) 272-2765
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.02   Termination of a Material Definitive Agreement.
Item 3.02   Unregistered Sales of Equity Securities.

         On August 18, 2004, Joseph Aslan, who is a director, and our President and Chief Executive Officer, Sy Aslan, one of our directors, Shlomo Aslan, one of our shareholders, Yifat Aslan, our Vice President of Operations, and Icy Splash entered into an oral agreement, as disclosed on our Form 10-QSB filed on November 22, 2004, pursuant to which we issued an aggregate of 9,000,000 shares of our common stock to such persons. 5,000,000 of these shares were issued to Joseph Aslan; 2,000,000 of these shares were issued to Sy Aslan; 1,300,000 of these shares were issued to Yifat Aslan; and 700,000 of these shares were issued to Shlomo Aslan. These shares were issued in consideration for our receipt of payments to or on our behalf totaling $540,000 in the aggregate. The price per share was approximately 75% of the market price per share at the time of issuance. On April 5, 2005, we entered into a rescission and stock purchase agreement with Joseph Aslan, Shlomo Aslan, Sy Aslan and Yifat Aslan. Pursuant to the terms of the rescission and stock purchase agreement, we cancelled the 9,000,000 shares issued to Joseph Aslan, Shlomo Aslan, Sy Aslan and Yifat Aslan and in consideration for contributions by these persons in an aggregate amount of $540,000 through January 7, 2005, we issued 5,400,000 shares to Sy Aslan, Joseph Aslan, Shlomo Aslan and Yifat Aslan in the aggregate. 3,000,000 shares were issued to Joseph Aslan, 1,200,000 shares were issued to Sy Aslan, 780,000 shares were issued to Yifat Aslan, and 420,000 shares were issued to Shlomo Aslan. These shares were issued at the current market price of $0.10 per share.

         All of the foregoing securities were issued in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01   Financial Statements and Exhibits.

10.1 Rescission and Stock Purchase Agreement dated April 5, 2005 by and among the Company, Joseph Aslan, Sy Aslan, Shlomo Aslan and Yifat Aslan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ICY SPLASH FOOD & BEVERAGE, INC.


                          By:     /s/ Joseph Aslan
                             ---------------------------------------------------
                             Joseph Aslan, President and Chief Executive Officer


         Date:    April 5, 2005